UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  February 18, 2011
(Date of earliest event reported)

CLEARFIELD, INC.
(Exact Name of Registrant as Specified in Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

0-16106	41-1347235
(Commission File No.)	(IRS Employer Identification No.)

5480 Nathan Lane North, Suite 120, Plymouth, MN 55442
(Address of Principal Executive Offices)(Zip Code)

(763) 476-6866
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items under Sections 1 though 4 and 6 through 8 are not applicable and therefore omitted.

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Departures of Directors or Certain Officers; Compensatory Arrangements of Certain Officers

On February 22, 2011,  Clearfield, Inc. announced that its Chief Financial Officer, Bruce G. Blackey, unexpectedly passed away on February 18, 2011.   The press release announcing Mr. Blackey’s death is attached as Exhibit 99.1.

Daniel Herzog, Vice President of Clearfield, has been named interim Chief Financial Officer. Mr. Herzog has been with the company in his current capacity since 2009 and previously served as the company’s Comptroller from 2003 – 2006.  Mr. Herzog has an annual base salary of $124,200.

Item 9.01	Financial Statements and Exhibits

99.1           Press release dated February 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEARFIELD, INC.

	By	/s/ Cheryl P. Beranek
Dated: February 22, 2011		Cheryl P. Beranek, Chief Executive Officer